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                                                                    EXHIBIT 10.3

                                  DEFICIT NOTE


                                                                 OCTOBER 1, 2004
                                                                   DALLAS, TEXAS


         FOR VALUE RECEIVED, ARLINGTON HOSPITALITY, INC. ("ARLINGTON"), promises to pay to the order of among PMC COMMERCIAL TRUST and its subsidiaries, PMCT SYCAMORE, L.P., PMCT MACOMB, L.P., PMCT MARYSVILLE, L.P. AND PMCT PLAINFIELD, L.P. (collectively, "PMC"), in lawful money of the United States of America, in immediately available funds, the principal amount set forth from time to time on
Schedule 1 attached hereto, together with interest on the unpaid principal balance of this Note from time to time outstanding until paid in full at the rates described herein, such payment to be on the terms and conditions hereinafter set forth.

1.       DEFINITIONS.


         1.1 DEFINED TERMS. This Deficit Note (this "NOTE") is executed and delivered pursuant to, is subject to, and governed by, the terms and provisions of that certain Proceeds Deficits Loan Agreement dated as of the date hereof between Arlington and PMC (the "DEFICIT LOAN AGREEMENT"), and is one of the "Deficit Notes" referred to therein. All words and phrases used in this Note with their initial letters capitalized shall have the meanings assigned to them in the Deficit Loan Agreement, unless such words and phrases are otherwise specifically defined herein. Reference is also made to the Deficit Loan Agreement for a statement of terms and provisions relevant to this Note but not contained herein, including, without limitation, (a) the interest rate applicable to the outstanding principal balance hereunder and (b) a statement of the rights and obligations of the parties thereto.

         1.2 USE OF DEFINED TERMS. Any defined term used in the plural shall refer to all members of the relevant class, and any defined term used in the singular shall refer to any of the members of the relevant class.

2.       ADVANCES; PAYMENTS.

         2.1 ADVANCES. The principal amount payable under this Note shall be the sum of all advances made by PMC to or at the request of the undersigned, as provided in the Deficit Loan Agreement less principal payments actually received by PMC as set forth on Schedule 1 hereto. The books and records of PMC shall be the best evidence of the principal amount and the unpaid interest amount owing at any time under this Note and shall be conclusive absent manifest error.

         2.2      PRINCIPAL AND INTEREST.

                  2.2.1 RATE OF INTEREST. Interest shall accrue on the unpaid principal balance of this Note from time to time outstanding from the date of disbursement until payment in full as at the Applicable Rate, but in no event in excess of the Maximum Rate.

                  2.2.2 MATURITY DATE/PAYMENT DATES. Principal and accrued interest shall be due and payable in accordance with the terms of the Deficit Loan Agreement, with the full amount of the principal being due and payable in full on the Maturity Date.



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         2.3      DEFAULT RATE. Should any installment of principal or interest or any fee or cost or other amount payable hereunder or under the Deficit Loan Agreement not be paid when due, it shall thereafter bear interest, both before and after judgment, at an annual rate equal to the Default Rate, to the extent permitted by applicable law. In addition, following an Event of Default, the outstanding principal balance of this Note shall bear interest at the Default Rate. The interest described in the preceding two sentences shall be due and payable upon demand.

         2.4 APPLICATION OF PAYMENTS. All payments on this Note shall, at the option of PMC, be applied first to the payment of accrued but unpaid interest, and the remainder to installments of principal, in the inverse order of maturity.

         2.5 PREPAYMENTS. This Note may, at any time and from time to time, be prepaid in whole or in part without premium or penalty.

3.       MISCELLANEOUS PROVISIONS.

         3.1 WAIVER. To the extent permitted by applicable law, Arlington, any endorsers hereof or any other party which is or may become liable for any of the indebtedness evidenced hereby, severally waive presentment, demand for payment, notice of intent to accelerate maturity, notice of acceleration of maturity, notice of nonpayment or dishonor, protest, notice of protest, demand, all other notices in connection with the delivery, acceptance, performance, default or enforcement of this Note, bringing of suit and diligence in taking any action to collect any sums owing hereunder or in enforcing any rights or privileges with regard hereto, or in proceeding against any of the properties and interests securing payment hereof. Such parties also agree that, from time to time and without notice to such parties, the time for any payments hereunder may be extended and PMC may consent to the acceptance of security for this Note without in any manner affecting their liability under or with respect to this Note. PMC shall not be deemed, by any act of omission or commission, to have waived any of its rights or remedies hereunder or under the Deficit Loan Agreement unless such waiver is in writing and signed by PMC and then only to the extent specifically set forth in writing. A waiver with reference to one event shall not be construed as continuing or as a bar to or waiver of any right or remedy as to a subsequent event. No delay or omission of PMC in exercising any right, whether before or after a default hereunder, shall impair any such right or shall be construed to be a waiver of any right or default, and the acceptance at any time by PMC of any past due amounts shall not be deemed to be a waiver of the right to require prompt payment when due of any other amounts then or thereafter becoming due and payable.

         3.2 COSTS OF ENFORCEMENT. Arlington promises to pay all costs of collection, including, without limitation, all reasonable attorneys' fees, whether or not suit is filed or other legal action is instituted, incurred by PMC in enforcing the performance of Arlington's obligations under this Note or under the Deficit Loan Agreement.

         3.3 EVENT OF DEFAULT. If Arlington shall fail to make any payment of principal or interest hereunder when due, or any other Event of Default shall occur, then PMC may, at its option, without further notice or demand, declare the unpaid principal balance and accrued interest on this Note at once due and payable and pursue any and all other rights, remedies and recourses it may have hereunder, under the Deficit Loan Agreement, or at law or equity. PMC's rights and remedies hereunder and under the Deficit Loan Agreement and at law or in equity, or any one or more of them, shall be cumulative and concurrent, and may be pursued singly, successively, or together at the sole discretion of PMC, and may be exercised as often as occasion therefor shall arise; and the failure to exercise any such right or remedy shall in no

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event be construed as a waiver or release thereof or of any other right or remedy. Failure to exercise any of the foregoing options shall not constitute a waiver of the right to exercise the same or any other option at any subsequent time in respect to any other event. The acceptance by PMC of any payment hereunder that is less than payment in full of all amounts due and payable at the time of such payment shall not constitute a waiver of the right to exercise any of the foregoing options at that time or at any subsequent time or nullify any prior exercise of any such option without the express written consent of PMC.

         3.4 APPLICABLE LAW. This Note shall be construed, governed by and enforced in accordance with the applicable laws of the State of Texas from time to time in effect without reference to conflicts of laws principles, except to the extent preempted by United States federal law.

         3.5 MAXIMUM RATE. As used herein, the term "MAXIMUM RATE" shall mean and refer to the maximum rate of nonusurious interest, if any, that PMC may from time to time charge Arlington and in regard to which Arlington would be prevented successfully from raising the claim or defense of usury under applicable law as now, or to the extent permitted by law, as may hereafter be, in effect (said law permitting the highest rate being herein referred to as the "INTEREST LAW"). Unless changed in accordance with law, the applicable rate ceiling under Texas law shall be the "weekly ceiling", from time to time in effect as provided in Chapter 303 of the Texas Finance Code, as amended. It is the intention of Arlington and PMC to conform strictly to the Interest Law applicable to this loan transaction. Accordingly, it is agreed that notwithstanding any provision to the contrary in the Deficit Loan Agreement, this Note or in any of the documents securing payment of this Note or otherwise relating thereto, the aggregate of all interest and any other charges or consideration constituting interest under applicable Interest Law that is taken, reserved, contracted for, charged or received under the Deficit Loan Agreement, this Note or under any of the other aforesaid agreements or otherwise in connection with this loan transaction shall under no circumstances exceed the maximum amount of interest allowed by the Interest Law applicable to this loan transaction. If any excess of interest in such respect is provided for, or shall be adjudicated to be so provided for, in the Deficit Loan Agreement, in this Note or in any of the documents relating to this Note, then in such event (a) the provisions of this Section shall govern and control, (b) neither Arlington nor Arlington's heirs, legal representatives, successors or assigns or any other party liable for the payment of this Note shall be obligated to pay the amount of such interest to the extent that it is in excess of the maximum amount of interest allowed by the Interest Law applicable to this loan transaction, (c) any excess shall be deemed a mistake and canceled automatically and, if theretofore paid, shall be credited on this Note by PMC (or if this Note shall have been paid in full, refunded to Arlington) and (d) the effective rate of interest shall be automatically subject to reduction to the Maximum Rate allowed under such Interest Law as now or hereafter construed by courts of appropriate jurisdiction. All sums paid or agreed to be paid the PMC for the use, forbearance or detention of the indebtedness evidenced by this Note shall, to the extent permitted by the Interest Law applicable to this loan transaction, be amortized, prorated, allocated and spread throughout the full term of the Note. To the extent federal law permits PMC to contract for, charge or receive a greater amount of interest, PMC will rely on federal law instead of the Texas Finance Code for purposes of determining the Maximum Rate.

         3.6 JOINT AND SEVERAL OBLIGATION. If this Note is executed by more than one party, each such party shall be jointly and severally liable for the obligations of Arlington under this Note.


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         3.7      DEFICIT LOAN AGREEMENT. This Note is issued pursuant to and in accordance with, the Deficit Loan Agreement, and is subject to the terms thereof.

         3.8 RECORDS OF PAYMENT. The records of PMC shall be prima facie evidence of the amount owing on this Note.

         3.9 NOTICES. Unless expressly provided otherwise herein, all notices, demands, approvals and other communications provided for herein shall be in writing and shall be delivered in accordance with the Deficit Loan Agreement.

         3.10 GENERAL PROVISIONS. Time is of the essence with respect to every provision hereof. This Note shall inure to the benefit of PMC, its successors and assigns and shall be binding on Arlington, its successors and assigns.

         3.11 JURY TRIAL; DAMAGES. Each of Arlington and PMC recognizes that in matters related to this Note and the loan evidenced hereby, it may be entitled to a trial in which matters of fact are determined by a jury (as opposed to a trial in which such matters are determined by a federal or state judge). Each of Arlington and PMC also recognizes that one of the remedies available to it in any trial may, under certain circumstances, be the right to receive damages in excess of those actually sustained by it in the past, in some instances, such damages have equaled or exceeded the amount of actual damages.

                  3.11.1 EACH OF ARLINGTON AND PMC HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION
         (i) ARISING UNDER THIS NOTE OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH INCLUDING THE DEFICIT LOAN AGREEMENT, OR (ii) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF ARLINGTON OR PMC WITH RESPECT TO THIS NOTE OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR THE TRANSACTIONS RELATED HERETO OR THERETO INCLUDING THE DEFICIT LOAN AGREEMENT, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE; AND ARLINGTON AND PMC HEREBY AGREE AND CONSENT THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT EITHER ARLINGTON OR PMC MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE ARLINGTON AND PMC TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

                  3.11.2 TO THE MAXIMUM EXTENT NOW PERMITTED BY LAW, EACH OF ARLINGTON AND PMC KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY SUCH LITIGATION ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES, OR ANY DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES.

                  3.11.3 ARLINGTON HEREBY CERTIFIES THAT NEITHER ANY REPRESENTATIVE NOR AGENT OF PMC NOR THE PMC'S COUNSEL, HAS REPRESENTED, EXPRESSLY OR OTHERWISE, OR IMPLIED THAT PMC WOULD


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         NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS.
         EACH OF ARLINGTON AND PMC ACKNOWLEDGES THAT IT HAS BEEN INDUCED TO
         ENTER INTO THIS TRANSACTION BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS CONTAINED HEREIN.


                            [SIGNATURE PAGE FOLLOWS]


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         IN WITNESS WHEREOF, the undersigned has executed this Note as of the day and year first above written.

                                     ARLINGTON:

                                     ARLINGTON HOSPITALITY, INC.


                                     By:    /s/ Jerry H. Herman
                                            -------------------------------
                                            Name:    Jerry H. Herman
                                            Title:   President


                                     By:    /s/ James B. Dale
                                            -------------------------------
                                            Name:    James B. Dale
                                            Title:   Secretary